UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

ABIOMED, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-09585	04-2743260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Cherry Hill Drive
Danvers, Massachusetts 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 646-1400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABMD	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2021, the Board of Directors of ABIOMED, Inc. (the “Company”) appointed Dr. Myron L. Rolle as a Class II director, effective as of February 17, 2021. Dr. Rolle will serve for a term expiring at the Company’s 2021 annual meeting of stockholders. Dr. Rolle has been appointed to the Governance and Nominating Committee and the Regulatory and Compliance Committee of the Board of Directors. In connection with Dr. Rolle’s appointment, the size of the Company’s Board of Directors was increased to eight directors.

In connection with his service as a non-employee director, Dr. Rolle will receive compensation in accordance with the Company’s current director compensation program described in the Company’s most recently filed proxy statement with the Securities and Exchange Commission on June 30, 2020.

There are no arrangements or understandings between Dr. Rolle and any other person pursuant to which Dr. Rolle was elected as a director. There are no transactions involving Dr. Rolle requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On February 17, 2021, the Company issued a press release announcing the appointment of Dr. Rolle to the Board of Directors. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press release dated February 17, 2021

Exhibit Index

Exhibit	Description
99.1	Press release dated February 17, 2021

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

	By:	/s/ Todd A. Trapp
Todd A. Trapp Vice President and Chief Financial Officer (Authorized Signatory)
Date: February 17, 2021